UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2005
ESS TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-26660 (Commission File Number)	94-2928582 (IRS Employer Identification No.)

48401 FREMONT BOULEVARD FREMONT, CA (Address of principal executive offices)	94538 (Zip Code)
Registrant’s telephone number, including area code: (510) 492-1088
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On September 14, 2005, ESS Technology, Inc. (“ESS” or the “Company”) and Hangzhou Silan Microelectronics Joint-Stock Co. Ltd. (“Silan”) entered into the Silan-ESS Cooperation in VCD Agreement pursuant to which 1) ESS will license and assign Silan the right to produce and distribute ESS’s VCD backend decoding chips (“Backend Decoding Circuitry”) in China and India for a license fee; 2) ESS and Silan will collaborate to integrate Silan’s servo process system with ESS’s VCD Backend Decoding Circuitry into a single chip (“Single-Chip VCD”), in connection with the sales of which Silan and ESS will share the unit gross margin of each Single-Chip VCD sold; and 3) Silan will purchase from ESS all outstanding VCD inventory.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 19, 2005

By:	/s/ James B. Boyd

James B. Boyd Chief Financial Officer and Senior Vice President